Exhibit 10.1

GI DYNAMICS, INC.

SIXTH AMENDMENT AND WAIVER TO SERIES A PREFERRED STOCK PURCHASE AGREEMENT

THIS SIXTH AMENDMENT AND WAIVER (this “Amendment”), dated effective as of March 25, 2021, is made to that certain SERIES A PREFERRED STOCK PURCHASE AGREEMENT, dated August 10, 2020, as amended on October 31, 2020, on November 30, 2020, on December 22, 2020, on January 29, 2021 and on February 24, 2021 (as so amended, the “Agreement”), by and between GI DYNAMICS, INC., a Delaware corporation (the “Company”), and the investors listed on Exhibit A attached to the Agreement (the “Purchasers”). Capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Agreement.

WHEREAS, pursuant to Section 6.11 of the Agreement, any term of the Agreement may be amended, waived or modified only with the written consent of the Company and the holders of at least a majority of the then-outstanding Shares; and

WHEREAS, the Company and the Purchaser holding a majority of the outstanding Shares, as of the date hereof, desire to (i) further amend the Agreement to extend the date by which one of the remaining Closings for the sale of Additional Shares shall occur and (ii) waive certain conditions to such remaining Closings as required under the Agreement.

NOW, THEREFORE, the undersigned Purchaser and the Company, in consideration of the mutual premises and covenants made herein and of the mutual benefits to be derived herefrom, hereby agree as follows:

1.

Amendment to Section 1.3 of the Agreement. Section 1.3 of the Agreement is hereby amended and restated as follows:

“(a) After the Initial Closing, the Company shall sell, on the same terms and conditions as those contained in this Agreement, up to 56,414,306 additional shares (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or similar recapitalization affecting such shares) of Series A Preferred Stock (the “Additional Shares”), to one or more purchasers (the “Additional Purchasers”) acceptable to Crystal Amber Fund Limited (“Crystal Amber”) in its sole discretion, provided that each Additional Purchaser becomes a party to the Transaction Agreements (as defined below), by executing and delivering a counterpart signature page to each of the Transaction Agreements. Notwithstanding the foregoing, Crystal Amber agrees that it will purchase the Remaining Additional Shares at additional Closings as follows: (i) on March 4, 2021 for 16,924,292 Additional Shares in exchange for $1,500,000; (ii) by April 14, 2021 for 11,282,861 Additional Shares in exchange for $1,000,000; and (iii) by May 28, 2021 for 28,207,153 Additional Shares in exchange for $2,500,000. The number of Additional Shares to be purchased by Crystal Amber at each remaining additional Closing, as set forth in the preceding sentence, shall be appropriately reduced upon, and to reflect, the sale of any Additional Shares by the Company to one or more purchasers other than Crystal Amber. The Schedule of Purchasers provided in Exhibit A to this Agreement shall be updated to reflect the number of Additional Shares purchased at each such Closing and the parties purchasing such Additional Shares.

(b) [DELETED].”

2.	Waiver of Certain Closing Conditions. The undersigned Purchaser hereby waives, as conditions to such Purchaser’s obligation to purchase Additional Shares at each additional Closing, the Company’s fulfillment on or before such additional Closing of (a) the condition set forth in Section 4.3 of the Agreement with respect to delivery of a compliance certificate and (b) the condition set forth in Section 4.11 of the Agreement with respect to delivery of a secretary’s certificate.

3.	Except as expressly modified by this Amendment, the Agreement shall remain unmodified and in full force and effect.

4.	This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute the same instrument. Facsimile or PDF transmission of execution copies or signature pages for this Amendment shall be legal, valid and binding execution and delivery for all purposes.

5.

This Amendment shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of Delaware, without regard to its principles of conflicts of laws.

(Signatures Pages Immediately Follow)

IN WITNESS WHEREOF, the undersigned party has executed this Amendment as of the date first written above.

COMPANY:

GI DYNAMICS, INC.

By:	/s/ Charles R. Carter
Name:	Charles R. Carter
Title:	CFO, Secretary, Treasurer

IN WITNESS WHEREOF, the undersigned party has executed this Amendment as of the date first written above.

PURCHASER:

CRYSTAL AMBER FUND LIMITED

By: Crystal Amber Asset Management (Guernsey) Limited, as
Investment Manager

By:	/s/ Laurence McNairn
Name:	Laurence McNairn
Title:	Director